CALVERT EMERGING MARKETS ADVANCEMENT FUND
CALVERT EMERGING MARKETS EQUITY FUND
CALVERT INTERNATIONAL EQUITY FUND
CALVERT INTERNATIONAL OPPORTUNITIES FUND

Supplement to Prospectus dated February 1, 2023

1.The following replaces “Fees and Expenses of the Fund” in “Fund Summaries” under “Calvert Emerging Markets Equity Fund”:

This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix B – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial professional and under “Sales Charges” on page 47 of this Prospectus and page 23 of the Fund’s Statement of Additional Information. The below stated fees and expenses are effective July 1, 2023.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None

(1)Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.17%	0.17%	0.17%	0.10%
Total Annual Fund Operating Expenses	1.27%	2.02%	1.02%	0.95%
Less Fee Waiver and/or Expense Reimbursement (1)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.24%	1.99%	0.99%	0.92%

(1)Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.24% for Class A shares, 1.99% for Class C shares, 0.99% for Class I shares and 0.92% for Class R6 shares. This expense reimbursement will continue through January 31, 2024.  Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, CRM may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$645	$904	$1,183	$1,976	$645	$904	$1,183	$1,976
Class C shares	$302	$631	$1,085	$2,153	$202	$631	$1,085	$2,153
Class I shares	$101	$322	$560	$1,245	$101	$322	$560	$1,245
Class R6 shares	$94	$300	$523	$1,164	$94	$300	$523	$1,164

2.The following replaces the nineth paragraph under “Emerging Markets Equity Fund.” in “Management and Organization”:

Emerging Markets Equity Fund. Pursuant to an amendment to its investment advisory agreement with Emerging Markets Equity Fund, CRM receives a monthly advisory fee equal to 0.73% annually of the Fund’s average daily net assets. Prior to July 1, 2023, CRM received a monthly advisory fee equal to 0.75% annually of the Fund’s average daily net assets. For the fiscal year ended September 30, 2022, the effective annual rate of advisory fee paid to CRM was 0.75% of average daily net assets.

July 21, 2023	42661 7.21.23